Exhibit 10.18

SECOND AMENDMENT
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) is entered into as of the Second Amendment Closing Date (as defined below) by and among CYMRI, L.L.C., a Nevada limited liability company (F/K/A THE CYMRI CORPORATION, a Texas corporation) (“CYMRI”) and TRIUMPH ENERGY, INC., a Louisiana corporation (“Triumph”) (each individually, a “Borrower” and, collectively, the “Borrowers”), and TEXAS CAPITAL BANK, N.A. (the “Lender”).

RECITALS

A.           Borrowers and Lender entered into that certain Second Amended and Restated Credit Agreement dated as of August 5, 2008 (as amended by that certain First Amendment thereto dated May 28, 2009, the “Credit Agreement”).

B.           Borrowers and Lender have agreed to amend the Credit Agreement, subject to the terms and conditions of this Second Amendment.

C.           Capitalized terms used but not defined in this Second Amendment have the meaning given them in the Credit Agreement.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

I. Amendments to Credit Agreement.

Section 1.2, Additional Defined Terms, of the Credit Agreement, is hereby amended by adding the following definitions in their proper alphabetical order:

“G&A Expenses” means, for any period, the actual general and administrative expenses of Borrowers for such period, including capitalized general and administrative expenses, calculated in accordance with GAAP.

“Second Amendment” means the Second Amendment to Second Amended and Restated Credit Agreement dated as of the Second Amendment Closing Date by and among Borrowers and Lender.

“Second Amendment Closing Date” means November 16, 2009.

Exhibit 10.18 Page 1

“Total Revenues” means, for any period, Borrowers’ (i) gross oil and gas revenues derived from the sale of Hydrocarbons from the Borrowing Base Oil and Gas Properties for such period and (ii) gross revenues derived from contract operating services in the ordinary course of business for such period, calculated in accordance with GAAP.

Section 1.2, Additional Defined Terms, of the Credit Agreement, is hereby amended by revising the following definitions in their entirety to read as follows:

“Current Assets” means all assets which would, in accordance with GAAP, be included as current assets, on a consolidated basis, on the balance sheet of Borrowers as of the date of calculation.

“Current Liabilities” means (i) all liabilities which would, in accordance with GAAP, be included as current liabilities, on a consolidated basis, on the balance sheet of Borrowers as of the date of calculation, less (ii) fifty percent (50%) of Borrowers’ current liabilities consisting of royalties attributable to the production of Hydrocarbons from the Borrowing Base Oil and Gas Properties (including payables in connection with suspended royalties).

“Maturity Date” means January 1, 2011.

Section 1.2, Additional Defined Terms, of the Credit Agreement, is hereby amended by deleting therefrom the definition of “Net Income” and such term shall have no effect from and after the Second Amendment Closing Date.

Section 2.7, Borrowing Base, of the Credit Agreement is hereby amended by replacing the text of subsection (a) thereof with the following text:

“(a)  The Borrowing Base as of the Second Amendment Closing Date is acknowledged by the Borrowers and the Lender to be $3,076,000.  The amount of the Borrowing Base (as adjusted from time to time under the terms of this Agreement) shall be reduced by $0.00 on the first day of each month beginning October 1, 2009 (the “Monthly Borrowing Base Reduction”).  Such Monthly Borrowing Base Reductions shall continue until the effective date of the next redetermination of the Borrowing Base and Monthly Borrowing Base Reduction.”

Section 5.24, Production and Expense Reports, of the Credit Agreement, is hereby amended to replace the reference to “sixtieth (60th)” therein with “thirtieth (30th).”

Section 6.7, Loans or Advances, of the Credit Agreement, is hereby amended by replacing the text thereof with the following text:

Exhibit 10.18 Page 2

“Make or agree to make or repay or agree to repay any loans or advances to or from any Person; provided, however, the foregoing restrictions shall not apply to (a) advances or extensions of credit by Borrowers in the form of accounts receivable incurred in the ordinary course of business and upon terms common in the industry for such accounts receivable, (b) advances by Borrowers to employees of the Borrowers for the payment of expenses in the ordinary course of business, or (c) prior to the occurrence of an Event of Default, (i) advances from one Borrower to the other Borrower, and (ii) subject to Lender’s prior written consent, advances by Borrowers to Guarantor for the general and administrative expenses and other general corporate purposes of Guarantor.”

Section 6.15, EBITDA to Fixed Charges, of the Credit Agreement, is hereby deleted in its entirety and replaced by the following new Section 6.15:

“Section 6.15  Loan Balance to EBITDA Ratio.  Permit, as of the end of any fiscal quarter, the ratio of (a) Loan Balance to (b) EBITDA, to be (i) greater than 4.00 to 1.00 calculated on a rolling four-quarter basis beginning with the fiscal quarter ending on September 30, 2009, (ii) greater than 3.50 to 1.00 for the fiscal quarter ending December 31, 2009, and (iii) greater than 3.00 to 1.00 for the fiscal quarter ending March 31, 2010 and for each fiscal quarter thereafter; provided, however, that, with regard to the fiscal quarter ending September 30, 2009, the calculation of EBITDA shall be based on EBITDA for that ending fiscal quarter multiplied by 4; the calculation of EBITDA for the fiscal quarter ending December 31, 2010 shall be based on the sum of EBITDA for that ending fiscal quarter plus the prior fiscal quarter multiplied by 2; and the calculation of EBITDA for the fiscal quarter ending March 31, 2010 shall be based on the sum of EBITDA for that ending fiscal quarter plus the prior two fiscal quarters multiplied by 1.33; and EBITDA for each following fiscal quarter shall be calculated on a rolling four-quarter basis.”

Section 6.16, Tangible Net Worth, of the Credit Agreement, is hereby deleted in its entirety and replaced by the following new Section 6.16:

“Section 6.16  Interest Expense Coverage Ratio.  Permit, as of the end of any fiscal quarter, the ratio of (a) EBITDA to (b) Interest Expense to be less than 3.00 to 1.00, calculated on a quarterly basis beginning with the fiscal quarter ending on September 30, 2009.”

Section 6.17, Hedging Limitation, of the Credit Agreement is hereby amended by replacing the text thereof with the following text:

“Permit less then fifty percent (50%) or more than eighty percent (80%) of the anticipated monthly notional volumes of crude oil or natural gas attributable to the proved developed producing reserves that are projected to be produced from Borrowers’ Borrowing Base Oil and Gas Properties, as reflected in the most recently delivered Reserve Report delivered pursuant to Section 2.7 or as otherwise determined by the Lender, to be covered by Permitted Commodity Hedge Agreements for periods of at least twelve (12) months at all times, commencing on the Second Amendment Closing Date.”

Exhibit 10.18 Page 3

ARTICLE VI, NEGATIVE COVENANTS, of the Credit Agreement, is hereby amended by adding to the end thereof the following new Section 6.18:

“Section 6.18  G&A Expenses.  Permit, as of the end of any fiscal quarter, the ratio of (a) G&A Expenses to (b) Total Revenue to be greater than (i) thirty percent (30%) beginning with the fiscal quarter ending on December 31, 2009 and (ii) twenty-five percent (25%) for the fiscal quarter ending March 31, 2010 and each fiscal quarter thereafter.”

Exhibit III, Compliance Certificate, attached to the Credit Agreement, is hereby deleted in its entirety and replaced with the Exhibit III attached hereto and each reference in any Loan Document to such Exhibit III shall include and incorporate Exhibit III attached to this Second Amendment.

II. Limited Waiver.  Subject to the other terms and conditions set forth herein, Lender hereby waives Borrowers’ compliance with (i) the financial covenants set forth in Section 6.14 (Current Ratio), Section 6.15 (EBITDA to Fixed Charges), and Section 6.16 (Tangible Net Worth) of the Credit Agreement (in effect immediately prior to this Second Amendment) solely in relation to the fiscal quarter ending June 30, 2009 and (ii) the financial covenant set forth in Section 6.14 (Current Ratio) of the Credit Agreement solely in relation to the fiscal quarter ending September 30, 2009.  The waiver granted hereunder does not indicate an intent to establish any course of dealing between Lender and Borrowers with regard to future waivers, consents, agreements to forbear or any other modifications that may be requested.  Lender’s agreeing to the waiver herein should not be construed as an indication that Lender would be willing to agree to any further or future consents, waivers, agreements to forbear or any modifications to any of the terms of the Credit Agreement or other Loan Documents, or any Events of Default or Defaults that may exist or occur thereunder.

III. Calculation and Testing of Financial Covenants.  Borrowers and Lender hereby acknowledge and agree that the financial covenants set forth in Section 6.14 (Current Ratio), Section 6.15 (Loan Balance to EBITDA Ratio), Section 6.16 (Interest Expense Coverage Ratio), and Section 6.18 (G&A Expenses) of the Credit Agreement (as amended hereby) shall, as of the close of each fiscal quarter commencing September 30, 2009, be calculated based on Borrowers’ consolidated Financial Statements.

IV. Conditions Precedent.  This Second Amendment shall be effective once the following conditions precedent have been satisfied:

(a) This Second Amendment has been executed and delivered by Borrowers and Lender;

(b) In connection with Section 6.18 of the Credit Agreement, Borrowers have provided to Lender evidence acceptable to Lender, in its sole discretion, that no less than two thousand (2,000) barrels of crude oil per month are covered by Permitted Commodity Hedge Agreements at a strike price equal to or greater than $65.00 per barrel of crude oil for the 2010 fiscal year;

Exhibit 10.18 Page 4

(c) In consideration of the accommodations provided by Lender in this Second Amendment, Borrowers have paid to Lender, in immediately available funds, the amount of $7,690.00; and

(d) Borrowers deliver to Lender such other documents as Lender reasonably requests.

V. Representations, Warranties and Covenants.  Borrowers represent and warrant to Lender that (a) they possess all requisite power and authority to execute, deliver and comply with the terms of this Second Amendment, (b) this Second Amendment has been duly authorized and approved by all requisite company and corporate action on the part of the Borrowers, (c) no other consent of any Person (other than Lender) is required for this Second Amendment to be effective, (d) the execution and delivery of this Second Amendment does not violate their Governing Documents, (e) the representations and warranties in each Loan Document to which they are a party are true and correct in all material respects on and as of the date of this Second Amendment as though made on the date of this Second Amendment (f) they are in full compliance with all covenants and agreements contained in each Loan Document to which they are a party, (g) no Event of Default or Default has occurred and is continuing, and (h) no exhibit or schedule to the Credit Agreement is required to be supplemented, amended or modified in connection with the transactions contemplated by this Second Amendment or any other matters occurring prior to the Second Amendment Closing Date.  The representations and warranties made in this Second Amendment shall survive the execution and delivery of this Second Amendment.  No investigation by Lender is required for Lender to rely on the representations and warranties in this Second Amendment.

VI. Scope of Amendment; Reaffirmation; Release.  All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Second Amendment.  Except as affected by this Second Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Second Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement.  Borrowers hereby reaffirm their obligations under the Loan Documents to which they are a party to and agree that all Loan Documents to which they are a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Second Amendment).  BORROWERS HEREBY RELEASE, DISCHARGE AND ACQUIT LENDER FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, REMEDIES, AND LIABILITIES OF EVERY KIND OR NATURE (INCLUDING WITHOUT LIMITATION, OFFSETS, REDUCTIONS, REBATES, AND LENDER LIABILITY) ARISING OUT OF ANY ACT, OCCURRENCE, TRANSACTION OR OMISSION OCCURRING IN CONNECTION WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS PRIOR TO THE DATE OF THIS SECOND AMENDMENT.

Exhibit 10.18 Page 5

VII. Miscellaneous.

(a)           No Waiver of Defaults.  Except as specifically provided in Section II above, this Second Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)           Form.  Each agreement, document, instrument or other writing to be furnished to Lender under any provision of this Second Amendment must be in form and substance satisfactory to Lender and its counsel.

(c)           Headings.  The headings and captions used in this Second Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Second Amendment, the Credit Agreement, or the other Loan Documents.

(d)           Costs, Expenses and Attorneys’ Fees.  Borrowers agree to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Second Amendment, including, without limitation, the reasonable fees and disbursements of Lender’s counsel.

(e)           Successors and Assigns.  This Second Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)           Multiple Counterparts.  This Second Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Second Amendment may be transmitted and signed by facsimile or portable document file (PDF).  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrowers and Lender.  Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

(g)           GOVERNING LAW.  THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS MUST BE CONSTRUED, AND THEIR PERFORMANCE ENFORCED, UNDER TEXAS LAW.

(h)           ENTIRETY.  The Loan Documents (as amended hereby) Represent the Final Agreement By and Among Borrowers, Guarantor and Lender and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties.  There Are No Unwritten Oral Agreements between the Parties.

(Signature page follows)

Exhibit 10.18 Page 6

IN WITNESS WHEREOF, this Second Amendment is executed effective as of the Second Amendment Closing Date.

BORROWERS:

CYMRI, L.L.C. (F/K/A THE CYMRI CORPORATION)

By:	/s/ D. Hughes Watler, Jr.
D. Hughes Watler, Jr.
Secretary

TRIUMPH ENERGY, INC.

By:	/s/ D. Hughes Watler, Jr.
D. Hughes Watler, Jr.
Secretary

LENDER:

TEXAS CAPITAL BANK, N.A.

By:	/s/ Jonathan Gregory
Jonathan Gregory
Executive Vice President

Signature Page to Second Amendment

Exhibit 10.18 Page 7

GUARANTOR’S CONSENT AND AGREEMENT
TO
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

As an inducement to Lender to execute, and in consideration of Lender’s execution of, this Second Amendment, the undersigned hereby consents to this Second Amendment and agrees that this Second Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under its Guaranty executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligations (as defined in the Credit Agreement), all of which are in full force and effect.  The undersigned further represents and warrants to Lender that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Second Amendment as though made on the date of this Second Amendment, (b) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Event of Default has occurred and is continuing.  GUARANTOR HEREBY RELEASES, DISCHARGES AND ACQUITS LENDER FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, REMEDIES, AND LIABILITIES OF EVERY KIND OR NATURE (INCLUDING WITHOUT LIMITATION, OFFSETS, REDUCTIONS, REBATES, AND LENDER LIABILITY) ARISING OUT OF ANY ACT, OCCURRENCE, TRANSACTION OR OMISSION OCCURRING IN CONNECTION WITH THE GUARANTY PRIOR TO THE DATE OF THIS SECOND AMENDMENT.  This Consent and Agreement shall be binding upon the undersigned, and its permitted assigns, if any, and shall inure to the benefit of Lender and its respective successors and assigns.

GUARANTOR:

STRATUM HOLDINGS, INC.,
a Nevada corporation

By:	/s/ D. Hughes Watler, Jr.
D. Hughes Watler, Jr.
Chief Financial Officer & Secretary

Signature Page to Guarantor’s Consent and Agreement to Second Amendment

Exhibit 10.18 Page 8

EXHIBIT III

Compliance Certificate

I, the Chief Executive Officer of CYMRI, L.L.C. (the “Company”), pursuant to Sections 5.2 and 5.3 of the Second Amended and Restated Credit Agreement dated as of August 5, 2008, by and among TEXAS CAPITAL BANK, N.A. (“Bank”) and the Company and Triumph Energy, Inc., (the “Agreement”) do hereby certify, as of the date hereof, that to my knowledge:

1.	No Event of Default (as defined in the Agreement) has occurred and is continuing, and no Default (as defined in the Agreement) has occurred and is continuing;

2.
No material adverse change has occurred in the business, prospects, financial condition, or the results of operations of the Company since the date of the previous Financial Statements (as defined in the Agreement) provided to Bank; and

3.
Except as otherwise stated in the Schedule, if any, attached hereto, each of the representations and warranties of the Company contained in Article IV of the Agreement is true and correct in all respects.

4.
Attached hereto as Schedule 1 are the calculations showing compliance with the requirements of Sections 6.14, 6.15, 6.16 and 6.18 of the Credit Agreement [and/or non-compliance with the requirements of Sections 6.14, 6.15, 6.16 and 6.18 of the Credit Agreement]

This certificate is executed this ___ day of August, 2008.

CYMRI, L.L.C.

By:
D. Hughes Watler, Jr.
Secretary

Exhibit 10.18 Page 9